Exhibit 21.1

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
1.	1 SB Lessee LLC	Delaware
2.	2377 Collins Commercial Condominium Association, Inc.	Florida
3.	48123 VBS OP LLC	Delaware
4.	Airport Hotels LLC	Delaware
5.	Ameliatel LP	Delaware
6.	Arizona Vacation Ownership LLC	Delaware
7.	Austin HVZ LLC	Delaware
8.	Austin HVZ TRS LLC	Delaware
9.	Austin TRS LLC	Delaware
10.	BC Key Largo TRS LLC	Delaware
11.	Beachfront Properties, Inc.	Virgin Islands
12.	Beach House TRS LLC	Delaware
13.	Benjamin Franklin Hotel, Inc.	Delaware
14.	BRE/Swiss LP	Delaware
15.	Calgary Charlotte Holdings Company	Nova Scotia
16.	Calgary Charlotte Partnership	Alberta, CN
17.	CCES Chicago LLC	Delaware
18.	CCFH Maui LLC	Delaware
19.	CCFS Philadelphia LLC	Delaware
20.	CCHH Atlanta LLC	Delaware
21.	CCHH Burlingame LLC	Delaware
22.	CCHH GHDC LLC	Delaware
23.	CCHH Host Capitol Hill LLC	Delaware
24.	CCHH Maui LLC	Delaware
25.	CCHH Reston LLC	Delaware
26.	CCHI Singer Island LLC	Delaware
27.	CCHP Waikiki LLC	Delaware
28.	CCMH Copley LLC	Delaware
29.	CCMH Coronado LLC	Delaware
30.	CCMH Costa Mesa Suites LLC	Delaware
31.	CCMH DC LLC	Delaware
32.	CCMH Denver Tech LLC	Delaware
33.	CCMH Denver West LLC	Delaware
34.	CCMH Downers Grove Suites LLC	Delaware
35.	CCMH Fin Center LLC	Delaware
36.	CCMH Fisherman’s Wharf LLC	Delaware
37.	CCMH Gaithersburg LLC	Delaware
38.	CCMH Houston Galleria LLC	Delaware
39.	CCMH Lenox LLC	Delaware
40.	CCMH Marina LLC	Delaware
41.	CCMH Metro Center LLC	Delaware
42.	CCMH Minneapolis LLC	Delaware
43.	CCMH Moscone LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

44.	CCMH Newark LLC	Delaware
45.	CCMH Orlando LLC	Delaware
46.	CCMH Philadelphia AP LLC	Delaware
47.	CCMH Philadelphia Mkt. LLC	Delaware
48.	CCMH Potomac LLC	Delaware
49.	CCMH Properties II LLC	Delaware
50.	CCMH Quorum LLC	Delaware
51.	CCMH Riverwalk LLC	Delaware
52.	CCMH San Diego LLC	Delaware
53.	CCMH Santa Clara LLC	Delaware
54.	CCMH Tampa AP LLC	Delaware
55.	CCMH Tampa Waterside LLC	Delaware
56.	CCMH Times Square LLC	Delaware
57.	CCMH Westfields LLC	Delaware
58.	CCRC Amelia Island LLC	Delaware
59.	CCRC Buckhead/Naples LLC	Delaware
60.	CCRC Dearborn LLC	Delaware
61.	CCRC Marina LLC	Delaware
62.	CCRC Naples Golf LLC	Delaware
63.	CCRC Phoenix LLC	Delaware
64.	CCRC Tysons LLC	Delaware
65.	CCSH Atlanta LLC	Delaware
66.	CCSH Chicago LLC	Delaware
67.	Chesapeake Hotel Limited Partnership	Delaware
68.	Cincinnati Plaza LLC	Delaware
69.	City Center Hotel Limited Partnership	Minnesota
70.	CLMH Calgary, Inc.	Ontario
71.	CLMH Eaton Centre, Inc.	Ontario
72.	Don CeSar TRS LLC	Delaware
73.	Durbin LLC	Delaware
74.	East Camelback Residential LLC	Delaware
75.	East Side Hotel Associates, L.P.	Delaware
76.	Elcrisa S.A. de C.V.	Mexico
77.	Euro JV Manager LLC	Delaware
78.	GLIC, LLC	Hawaii
79.	Harbor-Cal S.D.	California
80.	Harbor-Cal S.D. Partner LLC	California
81.	HHR AMW LLC	Delaware
82.	HHR Assets LLC	Delaware
83.	HHR Austin LLC	Delaware
84.	HHR BC Key Largo LLC	Delaware
85.	HHR Beach House LLC	Delaware
86.	HHR BT Holdings LLC	Delaware
87.	HHR BT Rio de Janeiro Investimentos Hoteleiros S.A.	Brazil
88.	HHR Calgary Holding ULC	British Columbia
89.	HHR Downtown Miami GP LLC	Delaware
90.	HHR Downtown Miami, L.P.	Delaware
91.	HHR FIP I LLC	Delaware
92.	HHR FIP II LLC	Delaware
93.	HHR FIP III LLC	Delaware
94.	HHR FSO Land LLC	Delaware
95.	HHR FSO LLC	Delaware
96.	HHR GHDC GP LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

97.	HHR GHDC Limited Partnership	Delaware
98.	HHR GHSF LLC	Delaware
99.	HHR HP Waikiki GP LLC	Delaware
100.	HHR HP Waikiki, L.P.	Delaware
101.	HHR HRCP LLC	Delaware
102.	HHR Harbor Beach LLC	Delaware
103.	HHR Hollywood GP LLC	Delaware
104.	HHR Hollywood Holdings L.P.	Delaware
105.	HHR Houston DT LLC	Delaware
106.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
107.	HHR Lauderdale Beach Limited Partnership	Delaware
108.	HHR Maui Golf LLC	Delaware
109.	HHR Naples LLC	Delaware
110.	HHR Naples Golf LLC	Delaware
111.	HHR Nashville LLC	Delaware
112.	HHR Powell Street, L.P.	Delaware
113.	HHR Powell GP LLC	Delaware
114.	HHR Rio Holdings LLC	Delaware
115.	HHR SB Condo LLC	Delaware
116.	HHR SB Holdings LLC	Delaware
117.	HHR Singer Island GP LLC	Delaware
118.	HHR Singer Island Limited Partnership	Delaware
119.	HHR St. Pete Beach LLC	Delaware
120.	HHR Waikiki Holdings LLC	Delaware
121.	HHR WRN GP LLC	Delaware
122.	HHR WRN Limited Partnership	Delaware
123.	HMC Airport, Inc.	Delaware
124.	HMC Amelia II LLC	Delaware
125.	HMC AP Canada Company	Nova Scotia
126.	HMC AP GP LLC	Delaware
127.	HMC AP LP	Delaware
128.	HMC Burlingame Hotel LP	California
129.	HMC Burlingame LLC	Delaware
130.	HMC Capital Resources LP	Delaware
131.	HMC Charlotte (Calgary) Company	Nova Scotia
132.	HMC Charlotte GP LLC	Delaware
133.	HMC Charlotte LP	Delaware
134.	HMC Chicago Lakefront LLC	Delaware
135.	HMC Copley LP	Delaware
136.	HMC East Side LLC	Delaware
137.	HMC Gateway LP	Delaware
138.	HMC Headhouse Funding LLC	Delaware
139.	HMC Hotel Development LP	Delaware
140.	HMC Hotel Properties II Limited Partnership	Delaware
141.	HMC Hotel Properties Limited Partnership	Delaware
142.	HMC HT LP	Delaware
143.	HMC JWDC GP LLC	Delaware
144.	HMC Kea Lani LP	Delaware
145.	HMC Lenox LP	Delaware
146.	HMC Maui LP	Delaware
147.	HMC Mexpark LLC	Delaware
148.	HMC MHP II, Inc.	Delaware
149.	HMC MHP II LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

150.	HMC NGL LP	Delaware
151.	HMC OLS I LLC	Delaware
152.	HMC OLS I L.P.	Delaware
153.	HMC OLS II L.P.	Delaware
154.	HMC OP BN LP	Delaware
155.	HMC PLP LLC	Delaware
156.	HMC Polanco LLC	Delaware
157.	HMC Potomac LLC	Delaware
158.	HMC Properties I LLC	Delaware
159.	HMC Property Leasing LLC	Delaware
160.	HMC Reston LP	Delaware
161.	HMC Retirement Properties, L.P.	Delaware
162.	HMC Seattle LLC	Delaware
163.	HMC Suites Limited Partnership	Delaware
164.	HMC Suites LLC	Delaware
165.	HMC Times Square Hotel, L.P.	New York
166.	HMC Times Square Partner LLC	Delaware
167.	HMC Toronto Air Company	Nova Scotia
168.	HMC Toronto Airport GP LLC	Delaware
169.	HMC Toronto Airport LP	Delaware
170.	HMC Toronto EC Company	Nova Scotia
171.	HMC Toronto EC GP LLC	Delaware
172.	HMC Toronto EC LP	Delaware
173.	HMH Marina LLC	Delaware
174.	HMH Restaurants LP	Delaware
175.	HMH Rivers, L.P.	Delaware
176.	HMH Rivers LLC	Delaware
177.	HMH WTC LLC	Delaware
178.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
179.	HMT Lessee Sub I LLC	Delaware
180.	HMT Lessee Sub II LLC	Delaware
181.	HMT Lessee Sub III LLC	Delaware
182.	HMT Lessee Sub IV LLC	Delaware
183.	Host Atlanta Perimeter Ground GP LLC	Delaware
184.	Host Atlanta Perimeter Ground LP	Delaware
185.	Host Biscayne Bay Land LLC	Delaware
186.	Host California Corporation	Delaware
187.	Host Camelback I LLC	Delaware
188.	Host Camelback II LLC	Delaware
189.	Host Camelback LLC	Delaware
190.	Host Capitol Hill LLC	Delaware
191.	Host Cincinnati Hotel LLC	Delaware
192.	Host Cincinnati II LLC	Delaware
193.	Host City Center GP LLC	Delaware
194.	Host Copley GP LLC	Delaware
195.	Host Dallas Quorum Ground GP LLC	Delaware
196.	Host Dallas Quorum Ground LP	Delaware
197.	Host Denver Hotel Company	Delaware
198.	Host Denver LLC	Delaware
199.	Host East 86th Street Land LLC	Delaware
200.	Host Financing LLC	Delaware
201.	Host Fourth Avenue LLC	Delaware
202.	Host GH Atlanta GP LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

203.	Host Harbor Island Corporation	Delaware
204.	Host Holding Business Trust	Maryland
205.	Host Hotels & Resorts, L.P.	Delaware
206.	Host Houston Airport GP LLC	Delaware
207.	Host Houston Briar Oaks, L.P.	Delaware
208.	Host Kea Lani GP LLC	Delaware
209.	Host Kierland Developer LLC	Delaware
210.	Host Kierland GP LLC	Delaware
211.	Host Kierland LP	Delaware
212.	Host Lenox Land GP LLC	Delaware
213.	Host Los Angeles GP LLC	Delaware
214.	Host Los Angeles LP	Delaware
215.	Host Maui Developer LLC	Delaware
216.	Host Maui GP LLC	Delaware
217.	Host Maui Vacation Ownership LLC	Delaware
218.	Host Minneapolis City Center Ground LLC	Delaware
219.	Host Moscone GP LLC	Delaware
220.	Host NY Downtown GP LLC	Delaware
221.	Host of Boston, Ltd.	Massachusetts
222.	Host of Houston 1979 LP	Delaware
223.	Host of Houston, L.P.	Delaware
224.	Host OP BN GP LLC	Delaware
225.	Host Realty Hotel LLC	Delaware
226.	Host Realty LLC	Delaware
227.	Host Realty Partnership, L.P.	Delaware
228.	Host Restaurants GP LLC	Delaware
229.	Host Reston GP LLC	Delaware
230.	Host San Diego Hotel LLC	Delaware
231.	Host San Diego LLC	Delaware
232.	Host Santa Clara GP LLC	Delaware
233.	Host SH Boston Corporation	Delaware
234.	Host South Coast GP LLC	Delaware
235.	Host Swiss GP LLC	Delaware
236.	Host Tampa GP LLC	Delaware
237.	Host Times Square GP LLC	Delaware
238.	Host Times Square LP	Delaware
239.	Host Waltham Hotel LP	Delaware
240.	Host Waltham II LLC	Delaware
241.	Houston Airport Hotel Owner Limited Partnership	Delaware
242.	Houston TRS LLC	Delaware
243.	HST ACTRS LLC	Delaware
244.	HST AH Maui LLC	Delaware
245.	HST Asia/Australia Asset Manager LLC	Delaware
246.	HST Asia/Australia LLC	Delaware
247.	HST Downtown Miami LLC	Delaware
248.	HST Electric Vans LLC	Delaware`
249.	HST GP LAX LLC	Delaware
250.	HST GP San Diego LLC	Delaware
251.	HST GH San Francisco LLC	Delaware
252.	HST GP South Coast LLC	Delaware
253.	HST GP SR Houston LLC	Delaware
254.	HST Hollywood LLC	Delaware
255.	HST Houston AP LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

256.	HST HRCP LLC	Delaware
257.	HST I LLC	Delaware
258.	HST II LLC	Delaware
259.	HST III LLC	Delaware
260.	HST Kierland LLC	Delaware
261.	HST Lessee Boston LLC	Delaware
262.	HST Lessee Cincinnati LLC	Delaware
263.	HST Lessee CMBS LLC	Delaware
264.	HST Lessee Denver LLC	Delaware
265.	HST Lessee LAX LP	Delaware
266.	HST Lessee San Diego LP	Delaware
267.	HST Lessee SNYT LLC	Delaware
268.	HST Lessee South Coast LP	Delaware
269.	HST Lessee SR Houston LP	Delaware
270.	HST Lessee Waltham LLC	Delaware
271.	HST Lessee West Seattle LLC	Delaware
272.	HST Lessee WSeattle LLC	Delaware
273.	HST LT LLC	Delaware
274.	HST Powell LLC	Delaware
275.	HST RHP LLC	Delaware
276.	HST San Diego HH Lessee GP LLC	Delaware
277.	HST San Diego HH LP	Delaware
278.	HST WRN LLC	Delaware
279.	Jackson Hole Hotel Owner LLC	Delaware
280.	Jackson Hole Hotel Tenant LLC	Delaware
281.	JWDC Limited Partnership	Delaware
282.	JWDC LP Holdings Limited Partnership	Delaware
283.	Manchester Grand Resorts, Inc.	California
284.	Manchester Grand Resorts, L.P.	California
285.	Marriott Mexico City Partnership, G.P.	Delaware
286.	MFI Liquidating Agent LLC	Delaware
287.	MRILP Liquidating Trust	Delaware
288.	MRILP II Liquidating Trust	Delaware
289.	Orlando TRS LLC	Delaware
290.	Pacific Gateway, Ltd.	California
291.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
292.	Philadelphia Airport Hotel LLC	Delaware
293.	Phoenician Operating LLC	Delaware
294.	Phoenician Residential I LLC	Delaware
295.	Phoenician Residential II LLC	Delaware
296.	Phoenician Residential III LLC	Delaware
297.	Phoenician Residential IV LLC	Delaware
298.	PM Financial LLC	Delaware
299.	PM Financial LP	Delaware
300.	Polserv S.A. de C.V.	Mexico
301.	Potomac Hotel Limited Partnership	Delaware
302.	Propco Savannah LLC	Delaware
303.	RHP Foreign Lessee LLC	Delaware
304.	Rockledge HMC BN LLC	Delaware
305.	Rockledge HMT LLC	Delaware
306.	Rockledge Hotel LLC	Delaware
307.	Rockledge Hotel Properties, Inc.	Delaware
308.	Rockledge Minnesota LLC	Delaware

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

309.	Rockledge NY Times Square LLC	Delaware
310.	Rockledge Potomac LLC	Delaware
311.	Rockledge Riverwalk LLC	Delaware
312.	Rockledge Square 254 LLC	Delaware
313.	S.D. Hotels LLC	Delaware
314.	Santa Clara Host Hotel Limited Partnership	Delaware
315.	Savannah TRS LLC	Delaware
316.	SB Hotel Owner GP, L.L.C.	Delaware
317.	SB Hotel Owner, L.P.	Delaware
318.	Seattle Host Hotel Company LLC	Delaware
319.	SNYT LLC	Delaware
320.	South Coast Host Hotel LP	Delaware
321.	Tiburon Golf Ventures Limited Partnership	Delaware
322.	Timeport, L.P.	Georgia
323.	Times Square GP LLC	Delaware
324.	Timewell Group, L.P.	Georgia
325.	VBS Propco LLC	Delaware
326.	W&S Realty Corporation of Delaware	Delaware
327.	YBG Associates LP	Delaware